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                                                                  Exhibit 10.57b


                         SECOND AMENDMENT AND CONSENT TO
                                CREDIT AGREEMENT


         SECOND AMENDMENT AND CONSENT, dated as of April 15, 2003 (this "Amendment"), to the Credit Agreement referred to below among INFOGRAMES, INC., a Delaware corporation ("Borrower"), the other parties signatory thereto as Credit Parties, the Lenders party thereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as agent for the Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

         WHEREAS, Borrower and Agent are parties to that certain Credit Agreement, dated as of November 12, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, Borrower and Agent have agreed to consent to certain transactions described herein and to amend the Credit Agreement, all in the manner, and on the terms and conditions, provided for herein;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         2. Amendment to the Credit Agreement. As of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

         (a) Annex A of the Credit Agreement is amended by adding the following new definitions in order to read as follows:

     ""Matrix Release Period" shall mean the period beginning on the date that Parent issues or causes to be issued a letter of credit in an amount not less than $5,000,000 for the account of Parent to Sony to support the release of Borrower's video game and related product based on the Matrix II motion picture, and ending on the sixtieth day following the Second Amendment Effective Date.

     "Second Amendment Effective Date" shall have the meaning assigned to it in that certain Second Amendment and Consent to Credit Agreement dated as of April 15, 2003"



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         (b) Annex G of the Credit Agreement is amended by amending and restating clause (e) in its entirety to read as follows:

         "(e) Minimum Borrowing Availability. Borrower shall at all times with the exception of the Matrix Release Period maintain Borrowing Availability of no less than $5,000,000."

         3. Consent. As of the Second Amendment Effective Date, Agent and Lenders hereby (i) consent to the creation of a wholly-owned Delaware subsidiary of Borrower ("Newco") and the subsequent merger of Newco into Borrower, with Borrower as the surviving entity (the "Borrower Merger"), and acknowledge that such transactions shall not constitute a breach under either Section 6.1(a) or
Section 6.1(b) of the Credit Agreement; (ii) consent to, simultaneously with the Borrower Merger the amendment of Borrower's Certificate of Incorporation to change its name to "Atari, Inc." and acknowledge that such name change shall not constitute a breach under either Section 6.15 (a) or Section 6.15 (b) of the Credit Agreement, (iii) consent to the merger of Atari into Interactive, with Interactive as the surviving entity, (the "Subsidiary Merger"), and acknowledge that such transaction shall not constitute a breach under Section 6.1(a) of the Credit Agreement, and (iv) consent to, simultaneously with the Subsidiary Merger the change of Interactive's name to "Atari Interactive, Inc." and acknowledge that such name change shall not constitute a breach under either Section 6.15
(a) or Section 6.15 (b) of the Credit Agreement, provided; that all mergers are effective under Delaware law and Agent receives certified copies of all documentation related to the Borrower Merger and the Subsidiary Merger, certified as true, correct and complete by the Secretary or Assistant Secretary of Borrower. Notwithstanding anything to the contrary set forth herein, the foregoing consents are conditioned upon the completion of the Borrower Merger and the Subsidiary Merger and all related transactions, in form and substance satisfactory to Agent, no later than May 15, 2003.

         4. Assignment of Collateral. Each Credit Party agrees to cause the ownership of all Intellectual Property set forth on Disclosure Schedule 3.15 to be reflected in the name of the correct owning Credit Party, including filing any and all necessary assignment documentation with the Patent and Trademark Office and the Library of Congress, on or before the thirtieth day following the Borrower Merger or the Subsidiary Merger, as applicable. Each Credit Party further agrees to provide copies of any documentation to Agent upon filing or receipt thereof.

         5. Further Assurances. Each Credit Party agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent, any additional instruments or documents reasonably considered necessary by Agent to cause the Loan Documents to become or remain valid and effective in accordance with their terms, including any steps to maintain its perfected security interests in Collateral.

         6. Representations and Warranties. To induce Agent to enter into this Amendment, each Credit Party hereby represents and warrants that:



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         (a) The execution, delivery and performance by each Credit Party of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"): (i) are within its corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of its certificate or articles of incorporation or by-laws or other organizational documents.

         (b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

         (c) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (d) No Default or Event of Default has occurred and is continuing both before and after giving effect to this Amendment.

         (e) No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document.

         (f) The representations and warranties of Borrower and the other Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Second Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

         7. No Other Amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Amendment shall not be deemed a waiver of or consent with respect to any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. This



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Amendment constitutes a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

         8. Outstanding Indebtedness; Waiver of Claims. Each of Borrower and the other Credit Parties hereby acknowledges and agrees that as of April 14, 2003 the aggregate outstanding principal amount of the Revolving Credit Loan is $12,702,200.00 and such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees) and disbursements and other costs of investigation or defense, including those incurred upon any appeal (each, a "Claim") of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or any Lender which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Second Amendment Effective Date.

         9. Expenses. Each of Borrower and the other Credit Parties hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

         10. Effectiveness. This Amendment shall become effective as of April 15, 2003 (the "Second Amendment Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions on or prior to April 15, 2003:

         (a) Amendment. Agent shall have received three (3) original copies of this Amendment duly executed and delivered by Agent , Requisite Lenders and Borrower and acknowledged and agreed to by each of the Guarantors and Reflections.

         (b) Payment of Expenses. Borrower shall have paid to Agent all costs and expenses billed and owing in connection with this Amendment and the other Loan Documents and due to Agent (including reasonable legal fees and expenses).

         (c) Certified Merger Documents. Agent shall have received a copy of the Borrower Merger and the Subsidiary Merger documents along with a certificate of the Secretary or Assistant Secretary of Borrower certifying the same as true, correct and complete.

         (d) Amendment Fee. Borrower shall have paid to Agent an amendment fee in the amount of one hundred fifty thousand dollars ($150,000).


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         (e) Representations and Warranties. All representations and warranties contained in this Amendment shall be true and correct on and as of the Second Amendment Effective Date.

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                         INFOGRAMES, INC.


                                         By:
                                            -------------------------------
                                         Name:
                                         Title:


                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Agent and Lender


                                         By:
                                            -------------------------------
                                         Name:
                                         Its: Duly Authorized Signatory


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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The undersigned Credit Parties hereby (i)
acknowledge, agree and consent to the
amendment to the Credit Agreement effected by this Amendment and (ii) other than with respect to Reflections Interactive Limited, confirm and agree that their obligations under the Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and AGREED to as of the date first written above.

INFOGRAMES INTERACTIVE, INC.


By:
   --------------------------
Name:
Title:


ATARI INTERACTIVE, INC.


By:
   --------------------------
Name:
Title:


PARADIGM ENTERTAINMENT, INC.


By:
   --------------------------
Name:
Title:


REFLECTIONS INTERACTIVE LIMITED


By:
   --------------------------
Name:
Title:




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